UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

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Lineage, Inc.
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Your Vote Counts! LINEAGE, INC. 46500 HUMBOLDT DRIVE NOVI, MI 48377 LINEAGE, INC. 2025 Annual Meeting Vote by June 17, 2025 11:59 PM ET You invested in LINEAGE, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 18, 2025. Vote Virtually at the Meeting* June 18, 2025 1:00 p.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/LINE2025 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V66399-P24546 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 4, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V66400-P24546 1. Election of Directors. Nominees: 1a. Adam Forste For 1b. Kevin Marchetti For 1c. Greg Lehmkuhl For 1d. Shellye Archambeau For 1e. John Carrafiell For 1f. Joy Falotico For 1g. Luke Taylor For 1h. Michael Turner For 1i. Lynn Wentworth For 1j. James Wyper For 2. Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2025. For 3. Advisory (non-binding) approval of the compensation of our named executive officers. For 4. Advisory (non-binding) approval of the frequency of future advisory votes on the compensation of our named executive officers. 1 Year NOTE: Such other business as may properly come before the meeting or any adjournment thereof.